SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          May 1, 2003 (April 21, 2003)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                 1-8472                   94-1109521
------------------------ ---------------------  -------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

       (c)        Exhibits

          99.1 Press Release issued by the Company on April 21, 2003.

Item 9.  Regulation FD Disclosure.
         ------------------------

          The following information is furnished pursuant to Item 12, Results of Operation and Financial Condition, under this Item 9:

          A copy of the 2003 first quarter earnings press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on April 21, 2003 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.







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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             HEXCEL CORPORATION

         May 1, 2003
                                                /s/ William J. Fazio
                                               -------------------------------
                                                    William J. Fazio
                                               Corporate Controller and
                                               Chief Accounting Officer




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                                  Exhibit Index


Exhibit No.              Description
-----------              -----------

99.1                     Press Release issued by the Company on April 21, 2003.